UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2013

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 19, 2013, Total System Services, Inc. (the “Company”) announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”), entered into as of February 19, 2013, by and among the Company, General Merger Sub, Inc. (“Sub”) and NetSpend Holdings, Inc. (“NetSpend”). Pursuant to the terms of the Merger Agreement, Sub will merge with and into NetSpend, with NetSpend surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).

In addition, on February 19, 2013, the Company and NetSpend will be providing supplemental information regarding the Merger in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 is being furnished to comply with Regulation FD. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 19, 2013, the Company and NetSpend issued a joint press release announcing the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investor Presentation, dated February 19, 2013

99.2	Joint Press Release of TSYS and NetSpend, issued February 19, 2013

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about the benefits of the Merger, including the expected accretive impact on TSYS’ earnings, the expected growth rate of the prepaid card industry, including payroll cards, the expected positive impact on future revenue growth and the expected timing for closing the Merger. These statements are based on the current beliefs and expectations of TSYS’ and NetSpend’s management, as applicable, and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected time-frames or at all and to successfully integrate NetSpend’s operations into those of TSYS; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at NetSpend; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; shareholder approval or other conditions to the completion of the Merger may not be satisfied, or the regulatory approvals required for the Merger may not be obtained on the terms expected or on the anticipated schedule; failure to complete the contemplated financing transactions to fund the purchase price of the Merger; the amount of the costs, fees, expenses and charges related to the Merger and the financing transactions necessary to complete the Merger; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger. For further information regarding the risks associated with TSYS’ and NetSpend’s businesses, please refer to the respective filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recently ended year, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The parties believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Neither TSYS nor NetSpend assumes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, TSYS and NetSpend intend to file relevant materials with the SEC, including NetSpend’s proxy statement on Schedule 14A. STOCKHOLDERS OF NETSPEND ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING NETSPEND’S PROXY STATEMENT WITH RESPECT TO THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and NetSpend stockholders will receive information at an appropriate time on how to obtain Merger-related documents for free from NetSpend. Such documents are not currently available.

Participants in Solicitation

TSYS and its directors and executive officers, and NetSpend and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of NetSpend common stock in respect of the proposed Merger. Information about the directors and executive officers of TSYS is set forth in its proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information about the directors and executive officers of NetSpend is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the Merger when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: February 19, 2013	By:	/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation, dated February 19, 2013
99.2	Joint Press Release of TSYS and NetSpend, issued February 19, 2013

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